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                                                                EXHIBIT (23)(C)






                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 2, 2001 included or incorporated by reference in Consumers Energy Company's Form 10-K for the year ended December 31, 2000 and to all references to our Firm included in this registration statement.





Detroit, Michigan,
      November 16, 2001